 ____________________________________________________________________________________________________________________________

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 3, 2012

SANTO MINING CORP.

(Exact name of registrant as specified in its charter)

Nevada	333-169503	27-0518586
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Ave. Sarasota #20, Torre Empresarial, Suite 1103 Santo Domingo, Dominican Republic
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: 809-535-9443

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see  General Instruction A.2. below):

☐         Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐         Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐         Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐         Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 5.02      Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On October 3, 2012, the Board of Directors (the “Board”) of Santo Mining Corporation (the “Company”) appointed Mario Rafael Mendez as a member of the Board, increasing the number of members on the Board from two to three. Mr. Mendez will hold office until the next annual general meeting of our shareholders or until removed from office in accordance with our bylaws.

The Board has determined that Mr. Mendez qualifies as independent in accordance with the rules set forth by the standards set forth in Rule 10A-3(b) of the Securities Exchange Act of 1934, as amended (“Rule 10A-3(b)”).

Mario Rafael Mendez. Age 49 – Mr. Mendez has over 16 years of experience specializing in environmental and social consulting services on major projects, including the mining sector in the Dominican Republic. Since 1996, Mendez has been the principal and technical vice-president of Consorcio Empaca-Redes, the Dominican Republic's leading environmental consulting firm. His extensive experience has spanned a wide array of sectors, including mining, cement plants, industrial plants, electric power plants, gas plants, marine ports, marinas, cruise ports, international airports, most major beach and golf resorts, and government projects. His clients have included Envirogold, Barrick Gold, Unigold, Domicem Cement, Carnival Cruise Line, Holiday Inns, Wyndam Resorts, Aerodom, Casa de Campo Resort, and the Minister of the Environment. Empaca represents Santo Mining in all environmental permitting and community relations. Mr. Mendez graduated with a bachelor's degree in Sociology from the Universidad Autonoma de Santo Domingo in 1985, and is a candidate for Doctor of Sociology from University of Vasco, Spain.

Mr. Mendez’s qualifications to serve on our Board include his experience with the mining sector in the Dominican Republic.

Family Relationships

There are no family relationships between any of the Company’s directors or officers and Mr. Mendez.

Related Party Transactions

There are no related party transactions reportable under Item 5.02 of Form 8-K and Item 404(a) of Regulation S-K.

Director Agreements

In connection with the Company’s appointment of Mr. Mendez as independent directors, the Company entered into a director agreement (the “Director Agreement”) with Mr. Mendez. Pursuant to the Director Agreement, the Company will pay Mr. Mendez $1,000 per month for being a director.

A copy of the Director Agreement is attached to this Current Report on Form 8-K as Exhibit 10.1.  The foregoing summary is not complete and should be read in connection with such exhibit.

Item 9.01      Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Description

10.1	Form of Director Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 15, 2012

SANTO MINING CORP.

By:	/s/ Alain French
Alain French President and Chief Executive Officer